Commitments and Contingencies	12 Months Ended
Jun. 30, 2022
Other provisions, contingent liabilities and contingent assets [Abstract]
Commitments and Contingencies	Commitments and contingencies
Commitments and guarantees

	SA Rand
Figures in million	2022	2021
Capital expenditure commitments
Contracts for capital expenditure[1]	1 839	341
Share of joint operation's contracts for capital expenditure	105	32
Authorised by the directors but not contracted for	6 300	7 425
Total capital commitments	8 244	7 798
[1]    The increase year on year relates predominantly to the Kareerand Expansion project at MWS, for which regulatory approvals were obtained during June 2022.

This expenditure will be financed from existing resources and, where appropriate, borrowings.

Contractual obligations in respect of mineral tenement leases amount to R16 million (2021: R17 million). This relates to the Wafi-Golpu joint operation.

	SA Rand
Figures in million	2022	2021
Guarantees
Guarantees and suretyships	500	481
Environmental guarantees[1]	479	479
Total guarantees	979	960
1At 30 June 2022 R150 million (2021: R146 million) has been pledged as collateral for environmental guarantees in favour of certain financial institutions. Refer to note 17.
38    Commitments and contingencies continued
Commitments and guarantees continued
Contingent liabilities

Critical accounting estimates and judgements
Contingencies will only realise when one or more future events occur or fail to occur. The exercise of significant judgement and estimates of the outcome of future events are required during the assessment of the impact of such contingencies.

Litigation and other judicial proceedings as a rule raise difficult and complex legal issues and are subject to uncertainties and complexities including, but not limited to, the facts and circumstances of each particular case, issues regarding the jurisdiction in which the suit is brought and differences in applicable law. Upon resolution of any pending legal matter, the group may be forced to incur charges in excess of the presently established provisions and related insurance coverage. It is possible that the financial position, results of operations or cash flows of the group could be materially affected by the outcome of the litigation.

The following contingent liabilities have been identified:
(a)    On 1 December 2008, Harmony issued 3 364 675 Harmony shares to Rio Tinto Limited (Rio Tinto) for the purchase of Rio Tinto’s rights to the royalty agreement entered into prior to our acquisition of the Wafi deposits in PNG. The shares were valued at R242 million on the transaction date. An additional US$10 million in cash will be payable when the decision to mine is made. Of this amount, Harmony is responsible for paying the first US$6 million, with the balance of US$4 million being borne equally by the joint operators.

(b)    The group may have a potential exposure to rehabilitate groundwater and radiation that may exist where the group has and/or continues to operate. The group has initiated analytical assessments to identify, quantify and mitigate impacts if and when (or as and where) they arise. Numerous scientific, technical and legal studies are underway to assist in determining the magnitude of the contamination and to find sustainable remediation solutions. The group has instituted processes to reduce future potential seepage and it has been demonstrated that Monitored Natural Attenuation (MNA) by the existing environment will contribute to improvement in some instances. Water treatment facilities were successfully implemented at Doornkop, Tshepong Operations and Kusasalethu. These facilities are now assisting in reducing our dependency on state-supplied potable water and will be key in managing any post closure decant should it arise.

In terms of Free State operations, Harmony has taken the initiative to develop a comprehensive regional closure plan in addition to updating the regional water balance, which will ensure that there is sufficient water for our organic growth initiatives. The geohydrological studies confirm that there is no risk of decant in Welkom.

Should the studies result in different solutions than the ones initially proposed, or the regulators do not approve the proposed plans, which then results in the group being required to record and account for the contingencies as liabilities, it could then have a material impact on the financial statements of the group.

(c)    Due to the interconnected nature of mining operations in South Africa, any proposed solution for potential flooding and potential decant risk posed by deep groundwater needs to be a combined one, supported by all the mines located in these goldfields. As a result, the Department of Mineral Resources and Energy and affected mining companies require the development of a regional mine closure strategy.

Harmony operations have conducted a number of specialist studies and the risk of surface decant due to rising groundwater levels has been obviated at the entire Free State region and Kalgold. Additional studies have been commissioned at Doornkop and Kusasalethu. Studies that have been conducted indicate that there is no risk of decant from Doornkop and Kusasalethu, but it is recommended that confirmatory studies be completed. In addition, the decant from the KOSH groundwater system tied with our Moab Khotsong operation has been managed through an appropriate groundwater closure plan and sufficient provision has been set aside for this. Therefore, there is no contingency arising from these operations.

Preliminary studies have also been completed to manage and mitigate the seepage from tailings facilities acquired as part of the Mponeng operations and related assets. Seepage is evident at these facilities and desktop studies have been completed to mitigate the seepage. An initial estimate to manage and mitigate the seepage based on these studies has been considered as part of the fair value exercise in terms of IFRS 3. Further feasibility studies will be conducted to refine these estimates in the future.

Should the additional studies result in different solutions than the ones initially proposed, or the regulators do not approve the proposed plans, it might result in a change in estimate to the recorded liabilities or the group recording liabilities over and above the current provisions.
38    Commitments and contingencies continued
Commitments and guarantees continued
Contingent liabilities continued
(d)    The individual Harmony mining operations have applied for the respective National Water Act, Section 21 Water Use Licenses to the Department of Water and Sanitation (DWS). The respective Water Use License Applications have subsequently not yet been approved by DWS for our Free State operations and Doornkop. Notably, the Department issued a Water Use Licence for the expansion of the Kareerand Tailings Facility operated by Mine Waste Solutions. The Water Use Licence conditions for the respective operations without a Water Use License are subsequently not yet known and the subsequent potential water resource impact liability as part of the mine rehabilitation and closure process (to which DWS is an important participant and decision maker) is uncertain. All operations continue to operate legally and responsibly.

(e)    In terms of the sale agreements entered into with Rand Uranium, Harmony retained financial exposure relating to environmental disturbances and degradation caused by it before the effective date, in excess of R75 million of potential claims. Rand Uranium is therefore liable for all claims up to R75 million and retains legal liability. The likelihood of potential claims cannot be determined presently and no provision for any liability has been made in the financial statements.